Subsequent Events (Details)	Feb. 11, 2021
Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Subsequent event, description	Under the Merger Agreement, the Company has agreed to acquire all of the outstanding shares of common stock of MoneyLion for $2,200,000,000 in aggregate consideration. MoneyLion stockholders will receive shares of Class A common stock of New MoneyLion (valued at $10.00 per share), and, if elected by MoneyLion, cash consideration up to the lower of (A) the amount (which may be zero) by which the Parent Closing Cash (as defined in the Merger Agreement) exceeds $260,000,000 and (B) $100,000,000, together with a contingent right to receive a pro rata portion of up to 17,500,000 shares of Class A common stock of New MoneyLion (the “Earn Out Shares”)